UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    October 15, 2007

CARNIVAL CORPORATION (Exact name of registrant as specified in its charter)	CARNIVAL PLC (Exact name of registrant as specified in its charter)

Republic of Panama (State or other jurisdiction of incorporation)	England and Wales (State or other jurisdiction of incorporation)

1-9610 (Commission File Number)	1-15136 (Commission File Number)

59-1562976 (I.R.S. Employer Identification No.)	98-0357772 (I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America (Address of principal executive offices) (Zip code)	Carnival House, 5 Gainsford Street, London, SE1 2NE, United Kingdom (Address of principal executive offices) (Zip code)

(305) 599-2600 (Registrant’s telephone number, including area code)	011 44 20 7940 5381 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report)	None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2007, the Compensation Committee of the Board of Directors of Carnival Corporation approved an amendment to the Carnival Corporation Supplemental Executive Retirement Plan (the “Plan”). The amendment provides, in accordance with the transition relief contained in IRS Notice 2006-79 and the applicable Section 409A Treasury Regulations, to allow new elections in 2007 as to the time and form of distributions under the Plan for amounts that are otherwise payable in 2008 or later.

The description of the amendment to the Plan set forth above is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 to this Form 8-K, and is hereby incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2007, the Board of Directors of Carnival Corporation adopted the Second Amended and Restated By-Laws of Carnival Corporation. The Second Amended and Restated By-Laws amend Article V to provide that Carnival Corporation may issue certificated or uncertificated shares. Previously Article V only provided for the issuance of certificated shares. This Second Amendment and Restatement of the By-Laws was adopted to allow the Company to participate in the Direct Registration System which, effective January 1, 2008, will be required of all New York Stock Exchange listed companies.

The Second Amended and Restated By-Laws became effective October 15, 2007.

The description of the Second Amended and Restated By-Laws set forth above is qualified in its entirety by reference to the Second Amended and Restated By-Laws, which are filed as Exhibit 3.1 to this Form 8-K, and are hereby incorporated by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amended and Restated By-Laws of Carnival Corporation.

10.1	Amendment to the Carnival Corporation Supplemental Executive Retirement Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC
/s/ Arnaldo Perez		/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Date:	October 19, 2007	Date:	October 19, 2007

EXHIBIT LIST

Exhibit	Description
3.1	Second Amended and Restated By-Laws of Carnival Corporation.
10.1	Amendment to the Carnival Corporation Supplemental Executive Retirement
Plan.